Exhibit 99.1

ROSMAN & GERMAIN LLP

Daniel L. Germain (State Bar No. 143334)

815 Moraga Drive

Los Angeles, CA 90049-1633

Phone: (310) 440-8600

Fax: (310) 440-8615

SCHIFFRIN & BARROWAY, LLP

Marc A. Topaz

Gregory M. Castaldo

Patricia C. Weiser

Sandra G. Smith

Three Bala Plaza East, Suite 400

Bala Cynwyd, PA 19004

Phone: (610) 667-7706

Fax: (610) 667-7056

Attorneys for Plaintiff

SUPERIOR COURT OF THE STATE OF CALIFORNIA

FOR THE COUNTY OF SAN MATEO

MARY KAHLER,	)	CASE NO. CIV438544
)
Plaintiff,	)	FIRST AMENDED COMPLAINT
)
vs.	)
)
TULARIK, INC.; DAVID V. GOEDDEL; A.	)
GRANT HEIDRICK, III; EDWARD W.	)
HOLMES; EDWARD R. MCCRACKEN;	)
STEVEN L. MCKNIGHT; CRAIG A.P.D.	)
SAXTON; AND AMGEN, INC.	)
)
Defendants.	)
)
)

Plaintiff, by the undersigned attorneys, makes the following allegations upon information and belief, except as to those allegations specifically pertaining to plaintiff and her counsel or which are predicated upon, inter alia, a review of public filings made with the Securities and Exchange Commission (“SEC”), press releases and reports, and an investigation undertaken by plaintiff’s counsel.

NATURE OF THE ACTION

1. This is a class action on behalf of the public stockholders of Tularik Inc. (“Tularik” or the “Company”), seeking to enjoin certain actions of the defendants related to the purchase of all of the outstanding shares of Tularik common stock by Amgen Inc. (“Amgen”). As alleged herein, the defendant directors of Tularik have breached their fiduciary duties of loyalty, care and candor owed to the Company’s shareholders by, among other things: (1) creating substantial deterrents to third-party competing offers; and (2) failing to provide the Company’s public shareholders with material information necessary for them to make a fully informed decision concerning the proposed merger. Thus, this action seeks to strike certain provisions of the merger agreement between Tularik and Amgen and to enjoin the special shareholders’ meeting until curative disclosures are made.

THE PARTIES

2. Plaintiff (“plaintiff”) is the owner of common stock of Tularik and has been the owner of such shares continuously since prior to the wrongs complained of herein.

3. Defendant Tularik is a corporation duly existing and organized under the laws of the State of Delaware, with its principal executive offices located at 1120 Veterans Boulevard, South San Francisco, CA 94080. Tularik is engaged in the discovery and development of novel and superior orally available medicines that act through the regulation of gene expression.

4. Defendant David V. Goeddel, Ph.D. (“Goeddel”), a co-founder of the Company, is and at all times relevant hereto has been Chief Executive Officer and a director of the Company. From March 1996 to December 1997, Goeddel served as President of the Company, and from January 1993 to March 1996, he served as Vice President, Research of the Company. Goeddel owns and/or controls approximately 2.08 million shares, representing approximately 4%, of Tularik’s outstanding common stock.

5. Defendant A. Grant Heidrick,F III (“Heidrick”) is and at all times relevant hereto has been Chairman of the Board of Directors of Tularik.

6. Defendant Steven L. McKnight, Ph.D. (“McKnight”), a co-founder of the Company, is and at all relevant times has been a director of the Company. McKnight has acted as a paid consultant to the Company since January 1996. In consideration for consulting services provided to the Company in addition to his responsibilities as a director of the Company, Tularik granted McKnight options to purchase 100,000 shares of common stock at an exercise price of $4.88. In addition, the Company paid McKnight approximately $22,500 in 2003 for consulting services provided to the Company. In addition, on May 6, 2002, the Company loaned McKnight $200,000 as a cash advance on consulting fees that will be earned over a three-year period beginning on the date of the loan. In 2003, the Company forgave $60,000 of the loan for the consulting services. In 2004, the Company will forgive an additional $70,000 of the loan for his consulting services. Provided that McKnight continues to provide consulting services to the Company, an additional $70,000 will be forgiven in 2005. McKnight has not repaid any principal or accrued interest amounts due on his loan, which is due on May 1, 2005.

7. Defendants Edward W. Holmes, M.D., Edward R. McCracken and Craig A.P.D. Saxton, M.D., are and at all times relevant hereto have been directors of Tularik.

8. The defendants referred to in paragraphs 4 through 7 are collectively referred to herein as the “Individual Defendants.”

9. The Individual Defendants are in a fiduciary relationship with plaintiff and the other public stockholders of Tularik, and owe them the highest obligations of good faith, fair dealing, due care, loyalty and full, candid and adequate disclosure.

10. Defendant Amgen, Inc. (“Amgen”) is a corporation duly existing and organized under the laws of the State of Delaware, with its principal executive offices located in Thousand Oaks, CA. Amgen is a global biotechnology company that discovers, develops, manufactures and markets human therapeutics based on advances in cellular and molecular biology. As of June 25, 2004, Amgen owns and/or controls approximately 21% of the Company’s outstanding common stock.

CLASS ACTION ALLEGATIONS

11. Plaintiff brings this action individually and as a class action, pursuant to Section 382 of the California Rules of Civil Procedure, on behalf of the public shareholders of Tularik common stock (the “Class”) Excluded from the Class are defendants herein and any person, firm, trust, corporation or other entity related to or affiliated with any of the defendants.

12. This action is properly maintainable as a class action.

13. The Class is so numerous that joinder of all members is impracticable. As of June 25, 2004, there were approximately 67.747 million shares of Tularik stock outstanding.

14. There are questions of law and fact which are common to the Class including, inter alia, the following;

(a) whether the transaction is grossly unfair to the Class;

(b) whether the proxy materials distributed by defendants soliciting shareholder votes in favor of the merger with Amgen are materially misleading;

(c) whether plaintiff and the other members of the Class would be irreparably damaged were the transactions complained of herein consummated; and

(d) whether defendants have breached their fiduciary and other common law duties owed by them to plaintiff and the other members of the Class.

15. Plaintiff is committed to prosecuting this action and has retained competent counsel experienced in litigation of this nature. Plaintiff’s claims are typical of the claims of the other members of the Class and plaintiff has the same interests as the other members of the Class. Accordingly, plaintiff is an adequate representative of the Class and will fairly and adequately protect the interests of the Class.

16. The prosecution of separate actions by individual members of the Class would create the risk of inconsistent or varying adjudications with respect to individual members of the Class which would establish incompatible standards of conduct for defendants, or adjudications with respect to individual members of the Class which would as a practical matter be dispositive of the interests of the other members not parties to the adjudications or substantially impair or impede their ability to protect their interests.

17. Defendants have acted, or refused to act, on grounds generally applicable to, and causing injury to, the Class and, therefore, preliminary and final injunctive relief on behalf of the Class as a whole is appropriate.

SUBSTANTIVE ALLEGATIONS

Background of Amgen-Tularik Relationship

18. In early 2003, Amgen expressed interested in evaluating a possible business relationship with Tularik, and the parties entered into confidentiality agreements. In April 2003, Tularik retained Goldman Sachs as its financial advisor with respect to a possible merger of Tularik and Amgen.

19. During the early part of May 2003, Amgen indicated it would be interested in a merger and offered between $9.00 and $11.00 per share for Tularik’s common stock. Because the Tularik Board believed that its stock was undervalued at its current trading price of $5.52, the Board rejected the Amgen offer when it became apparent that they would be unable to agree on the price for Tularik stock.

20. June 2003, Amgen purchased 3.5 million shares of common stock of Tularik from the Company. Subsequent to that purchase, Amgen acquired 9 million shares of Tularik common stock from ZKB Pharma Vision AG in a separate transaction negotiated between those parties in 2003. Amgen next purchased 1,452,885 shares of Tularik common stock from the underwriters of the Company’s public offering of common stock in November 2003. As a result of these purchases, as of December 31, 2003, Amgen beneficially owned approximately 21% of the Company’s outstanding shares of common stock. In addition, Amgen and Tularik are parties to several agreements which govern their relationship.

21. On March 28, 2004, in connection with the proposed merger, Amgen entered into a voting agreement with several Tularik officers and/or directors, including each of the Individual Defendants, which effectively increased their control of the Company’s stock to 26% (the “Voting Agreement”).

The Collaboration Agreement

22. On May 21, 2003, Tularik entered into a collaboration agreement with Amgen to collaborate on the discovery, development and commercialization of therapeutics aimed at oncology targets (the “Collaboration Agreement”).

23. Under the Collaboration Agreement, Amgen selects oncology targets identified by the Company, and the companies jointly embark on multiple drug discovery and development programs over a five-year period. The terms of the collaboration include milestones payable to the Company of up to $21 million per target, $50 million in committed research funding over a five-year period and royalties on net commercial sales of Amgen products resulting from the collaboration.

24. Through December 31, 2003, Amgen has made payments of $10.4 million to the Company for research funding and milestones. Amgen has exclusive worldwide commercialization rights to Amgen products resulting from the collaboration, with the Company retaining an option to certain co-promotion rights in the United States on a product-by-product basis.

The Stock Purchase Agreement

25. Concurrently with the Collaboration Agreement, Tularik and Amgen entered into a stock purchase agreement pursuant to which Amgen purchased 3.5 million shares of newly issued common stock at a price of $10.00 per share (the “Stock Purchase Agreement”). The Stock Purchase Agreement further enables Amgen to purchase additional newly issued Tularik common stock at then market prices as follows: $10 million in Tularik common stock on May 31, 2004 and $15 million in Tularik common stock on each of May 31, 2005 and May 31, 2006 (collectively, the “Private Placements”). The percentage of the outstanding shares of Tularik common stock beneficially owned by Amgen would increase as a, result of the completion of the Private Placements, with the amount of the percentage increase dependent upon the actual price paid by Amgen for such shares.

The Registration Rights Agreement

26. Tularik and Amgen entered into a registration rights agreement on June 27, 2003, and amended on November 10, 2003 (as amended, the “Registration Rights Agreement”) pursuant to which Amgen may require Tularik to register for resale with the SEC all of the shares owned by Amgen, including shares to be purchased in the Private Placements.

The Amgen-Tularik Merger Agreement

27. On March 29, 2004, Tularik and Amgen jointly announced that they have signed a definitive merger agreement (the “Merger Agreement”) whereby Tularik will become a wholly- owned subsidiary of Amgen in a stock-for-stock transaction (the “Transaction”).

28. Under the Merger Agreement, Amgen will exchange Tularik common stock for Amgen common stock in a ratio that fixes Tularik’s value at $25 per share. The value of the transaction as of the anticipated closing date is expected to be approximately $1.3 billion.

29. Upon closing of the Transaction, defendant Goeddel will become Site Head of Amgen San Francisco, overseeing its research projects on an ongoing basis as well as assisting in the strategic direction of Amgen’s pipeline,

30. Section 8.2 of the Merger Agreement provides that Tularik must, under certain circumstances, pay a $50 million termination fee, representing nearly 4% of the total Transaction value, if Tularik terminates the Merger Agreement in favor of a superior proposal. The termination fee is a deterrent to other third party bidders and will likely cause any third-party bidder to reduce the amount it may be willing to pay Tularik shareholders.

31. The Merger Agreement further provides that, if a fee is payable by Tularik to Amgen, Amgen shall have the right to terminate its obligations to Tularik under the Stock Purchase Agreement, outlined in paragraph 23 above, resulting in an additional $40 million in termination costs.

32. Section 6.4 of the Merger Agreement governs the Company’s consideration of alternatives to the Transaction. Specifically, the defendants are precluded from soliciting and/or participating in any discussions and/or providing any information to any persons with respect to a potential alternative acquisition proposal. The Company must notify Amgen within twenty-four hours of its receipt of a proposal from a third party and must give Amgen the opportunity to match the other offer. Moreover, even if the Company determines that another offer is superior to the Transaction, and withdraws its recommendation in favor of the Transaction, the Company must still convene and hold a stockholders’ meeting to vote on the Transaction. Further, the Company is precluded from submitting to the vote of the shareholders any other acquisition proposal, whether or not deemed superior to the Transaction. Any violation of these provisions will immediately trigger the Company’s obligation to pay Amgen the termination fee and would result in Amgen’s termination of its obligations under the Stock Purchase Agreement.

33. The severe restrictions of Section 6.4 of the Merger Agreement, and the termination fee penalties of Section 8.2 of the Merger Agreement, have improperly and unfairly tilted the playing field in favor of Amgen by creating a substantial barrier to any third party bidders.

The Proxy Statement

34. On or about June 29, 2004, defendants filed with the SEC an amendment to their S- 4 proxy statement, previously filed on April 26, 2004, and indicated that they intended to cause such S-4 to be mailed to Tularik’s shareholders on or about July 2, 2004, so that the shareholders can consider and vote upon the Merger (the “Proxy Statement”).

35. Notwithstanding the fact that Tularik shareholders are being asked to exchange their equity interest in the Company as a stand-alone entity, defendants have failed to provide the Company’s public shareholders with material information necessary for such shareholders to determine whether (a) to vote their shares in favor of the Merger; or (2) vote their shares against the Merger.

36. For example, the Proxy Statement does not provide the public shareholders with any information concerning the Company’s forecasts or projections going forward which were relied upon by the parties and/or their respective financial advisors in connection with the Merger, Obviously, the Company’s expected future performance is critical to a shareholder’s decision whether to vote in favor of the Merger or against the Merger.

37. Further, the Proxy Statement is incomplete and misleading concerning conflicts that exist with respect to Tularik’s financial advisor, Goldman Sachs. The Proxy Statement states that

Goldman Sachs has performed certain services for Tularik and Amgen, from time to time. However, the Proxy Statement failed to disclose the following:

(a) how Goldman Sachs was chosen to act as the Company’s financial advisor or whether the Company considered any other financial advisors other than Goldman Sachs to act as its financial advisor;

(b) the amount of the fees to be paid by Tularik to Goldman Sachs in connection with the Merger. The Proxy Statement states that, pursuant to an agreement dated April 12, 2003, Tularik agreed to pay Goldman Sachs a fee of “1.3% of the value of Tularik common stock implied by the merger consideration, including the common stock held by Amgen, which is contingent upon the consummation of the merger.” However, the Tularik public shareholders are unable to calculate based on this vague description how much Goldman Sachs will be paid by Tularik in connection with the Merger, and therefore are unable to determine whether they are able to rely on the opinion issued by Goldman Sachs;

(c) the amount of fees paid by Tularik to Goldman Sachs in the past, including but not limited to work performed in connection with a block trade of 4 million shares of Tularik common stock in October 2003 and acting as lead management of a follow-on public offering of 6.9 million shares of Tularik common stock in November 2003;

(d) the amount of fees paid to Goldman Sachs by Amgen in connection with past engagements, including for example Amgen’s acquisition of Immunex Corporation in July 2002. Information regarding payments by Amgen to Goldman Sachs, when Goldman Sachs purports to represent Tularik, is vital to the shareholders’ decision whether to rely on the opinion of Goldman Sachs that the Merger consideration is fair to the Tularik shareholders from a financial point of view;

(e) the amount of fees, if any, to be paid to Goldman Sachs by Tularik and/or Amgen in connection with pending or future engagements. Specifically, the Proxy Statement states that Goldman Sachs may provide investment banking services to Amgen in the future.

38. The Proxy Statements is incomplete and misleading with respect to the discussion of the analyses that Goldman Sachs performed in rendering its opinion that the Merger was fair from a financial point of view to the Tularik shareholders. The Proxy Statement fails to disclose the following:

(a) the basis for determining the synergies that will be created as a result of the Merger;

(b) what assets and liabilities Goldman Sachs considered in its evaluation of the Company, given that Goldman Sachs disclaimed any independent evaluation or appraisal of the assets and liabilities of Tularik.

(c) the basis for Goldman Sachs’ decision to apply discount rates ranging from 20% to 30% in its discounted cash flow analysis.

(d) the basis for the calculations, the calculations and the rationale for selecting such calculations in assessing the business assumptions, including drug peak sales amounts, peak sales timing, drug commercialization success rates and future drug partnership shares, in Goldman Sachs’ discounted cash flow analysis.

39. The Proxy Statement states that Tularik had discussions with various companies to explore opportunities to improve its competitive position, including business combination transactions. However, the Proxy Statement is incomplete and misleading in that it fails to provide full disclosure regarding those discussions, such as whether Tularik received any offers as a result of those conversations or the terms of any such offers, or whether the Board was informed of such conversations.

40. The Proxy Statement is incomplete and misleading in that it fails to detail an offer in March 2003 from a third party to purchase one third of Tularik, information which is crucial to the public shareholder’s determination whether the Merger offers the best value for such shareholders’ equity in the Company.

41. Finally, the Proxy Statement is incomplete and misleading in that it fails to provide details concerning the financial payments that will be made to Tularik’s directors and/or officers in connection with the Merger.

COUNT I

Breach of Fiduciary Duty Against The Individual Defendants

42. Plaintiff repeats and realleges each and every paragraph above as if fully set forth herein.

43. The Individual Defendants were and are under a duty to act in the interests of the equity owners and to act in accordance with their fundamental duties of due care and loyalty.

44. The Individual Defendants, in direct violation of their fiduciary duties, have improperly tilted the playing field in favor of Amgen, effectively eliminating the possibility that a superior offer will be made for the Company. The Merger Agreement substantially deters any third-party from coming forward and pursing a competing bid.

45. Even if a third-party bidder does emerge willing to pay greater consideration, the $50 million in termination fees which a bidder must pay, or a significant portion thereof, rightfully belongs to Tularik’s shareholders.

46. By the acts, transactions and courses of conduct alleged herein, defendants, individually and as part of a common plan and scheme or in breach of their fiduciary duties to plaintiff and the other members of the Class, are attempting unfairly to deprive plaintiff and other members of the Class of the true value of their investment in Tularik.

47. By reason of the foregoing acts, practices and course of conduct, defendants have failed to exercise ordinary care and diligence in the exercise of their fiduciary obligations toward plaintiff and the other Tularik public stockholders.

48. As a result of the actions of defendants, plaintiff and the other members of the Class will be prevented from obtaining appropriate consideration for their shares of Tularik common stock.

49. Unless enjoined by this Court, the Individual Defendants will continue to breach their fiduciary duties and prevent the Class from receiving its fair share of Tularik’s valuable assets and businesses.

50. Plaintiff and the Class have no adequate remedy at law.

COUNT II

Breach of Duty of Candor Against The Individual Defendants

51. Plaintiff repeats and realleges each and every paragraph above as if fully set forth herein.

52. The fiduciary duty of candor requires disclosure of all information in defendants’ possession germane to the transactions at issue. Directors are under a fiduciary duty to disclose fully and fairly all material information within the Board’s control when it seeks shareholder action.

53. As set forth above, the Proxy Statement fails to disclose material information concerning the Company’s financial projections, an offer from a third party to purchase a portion of the Company, certain conflicts pertaining to Goldman Sachs, certain information regarding Goldman Sachs’ analyses of the Transaction, and certain information regarding the amounts of monies payable to Tularik’s officers and directors.

54. Without material and accurate information, Tularik shareholders cannot possibly make an informed judgment concerning the desirability of the Merger with Amgen.

55. Defendants, in breach of their fiduciary duty of candor, have stranded Tularik shareholders without information necessary to make an informed decision concerning the fairness and adequacy of Amgen’s proposal.

56. Where there are material deficiencies in disclosure documents seeking shareholder approval, numerous courts have held that injunctive relief is appropriate. Thus, plaintiff seeks to enjoin the shareholder vote until appropriate curative disclosures are made.

57. As a result of the Individual Defendants’ unlawful conduct, plaintiff and the other Tularik shareholders have been inured and have no adequate remedy at law.

COUNT III

Aiding and Abetting a Breach of Fiduciary Duty Against Amgen

58. Plaintiff repeats and realleges each and every paragraph above as if fully set forth herein.

59. Amgen has clear and material conflicts of interest and is acting to better its own interests in the Merger at the expense of the Company’s public shareholders. Amgen has access to internal financial information about Tularik, its true value, expected increase in true value and the benefits of 100% ownership of Tularik to which plaintiff and the Class members are not privy, Amgen is using such inside information to benefit itself in this transaction, to the detriment of the Tularik’s public stockholders.

60. Amgen intentionally structured the Merger Agreement to provide for an excessive termination fee and termination of Amgen’s obligations under the Stock Purchase Agreement to prevent interested third parties from making a superior proposal.

61. Amgen knowingly participated in the breach and offered substantial assistance to the breaching parties to ensure that the Amgen merger is consummated, taking advantage of its influence and control over Tularik to the detriment of the Company’s public shareholders.

62. As a result of the actions of defendants, plaintiff and the other members of the Class have beer injured and have no adequate remedy at law.

WHEREFORE, plaintiff demands judgment and preliminary and permanent relief, including injunctive relief, in her favor and in favor of the Class and against defendants as follows:

A. Ordering that this action may be maintained as a class action and certifying plaintiff as the Class representative;

B. Enjoining the payment of the termination fee by Tularik to Amgen as onerous and unlawful;

C. Preliminarily and permanently enjoining defendants and all persons acting in concert with them, from proceeding with, consummating or closing the proposed transaction or any transaction which improperly favors the interests of Amgen until curative disclosures described herein are made;

D. Striking the provisions of the Merger Agreement which provide for the termination fee and expense provision and the termination of Amgen’s obligations under the Stock Purchase Agreement as onerous and unlawful;

E. Striking the provisions of the Merger Agreement which provide that, even if the Company’s directors withdraw their recommendation in favor of the Merger, the Company must still convene and hold a stockholders’ meeting to vote on the Transaction;

F. Striking the provisions of the Merger Agreement which provide that the Company is precluded from submitting to the vote of the shareholders any other acquisition proposal whether or not deemed superior to the Transaction;

G. In the event the proposed transaction is consummated, rescinding it and setting it aside or awarding rescissory damages to the Class;

H. Awarding plaintiff the costs of this action, including reasonable allowance for plaintiff’s attorneys’ and experts’ fees;

I. Granting such other and further relief as this Court may deem just and proper.

DATED: July 2, 2004	ROSMAN & GERMAIN LLP
Daniel L. Germain

SCHIFFRIN & BARROWAY, LLP
Marc A. Topaz
Patricia C. Weiser

	By:	/s/ Daniel L. Germain
Daniel L. Germain
Attorneys for Plaintiff

PROOF OF SERVICE

STATE OF CALIFORNIA, COUNTY OF LOS ANGELES

I am employed in the County of Los Angeles, State of California. I am over the age of 18 and not a party to the within action; my business address is 815 Moraga Drive, Los Angeles, California 90049-1633.

On July 2, 2004, I served the foregoing document described as FIRST AMENDED COMPLAINT on the interested parties in this action.

☒	by placing true copies thereof enclosed in sealed envelopes addressed as stated on the attached mailing list.

☒	(BY MAIL) I am “readily familiar” with the firm’s practice of collection and processing correspondence for mailing. Under that practice it would be deposited with the U.S. postal service on that same day with postage thereon fully prepaid at Los Angeles, California in the ordinary course of business. I am aware that on motion of the party served, service is presumed invalid if postal cancellation date or postage meter date is more than one day after date of deposit for mailing in this affidavit.

☐	(BY PERSONAL SERVICE) I delivered such envelope by hand to the office of the addressee shown on the service list.

☐	(BY FACSIMILE) I caused the foregoing document to be served by facsimile transmission from facsimile machine number (310) 440-8615 to each interested party at the facsimile machine number shown on the service list. Each transmission was reported as complete and without error. A transmission report was properly issued by the sending facsimile machine for each interested party served.

☒	(STATE) I declare under penalty of perjury under the laws of the State of California that the foregoing is true and correct.

Executed on July 2, 2004 at Los Angeles, California.

/s/ Daniel L. Germain
Daniel L. Germain

MAILING LIST

Kahler v. Tularik, Inc. et al.,

Case No CIV438544

SCHIFFRIN & BARROWAY, LLP

Marc A. Topaz, Esq.

Gregory M. Castaldo, Esq.

Patricia C. Weiser, Esq.

Three Bala Plaza East, Suite 400

Bala Cynwyd, PA 19004

Fax: (610) 667-7056

WILSON SONSINI GOODRICH & ROSATI

Borris Feldman, Esq.

David J. Berger,Esq.

650 Page Mill Road

Palo Alto, CA 94304-1050

Fax: (650) 565-5100

LATHAM & WATKINS LLP

Peter H. Benzian, Esq.

Hugh Steven Wilson, Esq.

Kimberly A. Hicks, Esq.

600 West Broadway, Suite 1800

San Diego, CA 92101-3375

Fax: (619) 696-7419

ROSMAN & GERMAIN LLP

Daniel L. Germain (State Bar No. 143334)

815 Moraga Drive

Los Angeles, CA 90049-1633

Phone: (310) 440-8600

Fax: (310) 440-8615

SCHIFFRIN & BARROWAY, LLP

Marc A. Topaz

Gregory M. Castaldo

Patricia C. Weiser

Sandra G. Smith

Three Bala Plaza East, Suite 400

Bala Cynwyd, PA 19004

Phone: (610) 667-7706

Fax: (610) 667-7056

Attorneys for Plaintiff

SUPERIOR COURT OF THE STATE OF CALIFORNIA

FOR THE COUNTY OF SAN MATEO

MARY KAHLER,	)	CASE NO. CIV438544
)
Plaintiff,	)	PLAINTIFF’S FIRST DEMAND FOR
	)	PRODUCTION OF DOCUMENTS TO
vs.	)	DEFENDANT TULARIK, INC.
)
TULARIK, INC.; DAVID V. GOEDDEL; A.	)
GRANT HEIDRICK, III; EDWARD W.	)
HOLMES; EDWARD R. MCCRACKEN;	)
STEVEN L. MCKNIGHT; CRAIG A.P.D.	)
SAXTON; AND AMGEN, INC.	)
)
Defendants.	)
)
)

PROPOUNDING PARTY: Plaintiff Mary Kahler

RESPONDING PARTY: Tularik, Inc.

SET NO: One

Pursuant to California Code of Civil Procedure § 2031, Plaintiff Mary Kahler (“propounding party”) hereby demands that Defendant Tularik, Inc. (“responding party”) produce, and permit inspection and copying by counsel for propounding party, commencing at 10:00 a.m. on August 6, 2004, and continuing until completed, at the law offices of Rosman & Germain LLP, 815 Moraga Drive, Los Angeles, CA 90049, all of the following documents (as defined below) which are in the responding party’s actual or constructive possession, custody, or control, or which are in the possession, custody, or control of the responding party or her agents, employees, attorneys, accountants or representatives.

DEFINITIONS

1. “Tularik” means Tularik, Inc., its predecessors, successors, subsidiaries, divisions, affiliates, officers, directors or anyone acting or purporting to act on its behalf.

2. “Amgen” means Amgen, Inc., its predecessors, successors, subsidiaries, divisions, affiliates, officers, directors or anyone acting or purporting to act on its behalf.

3. The “Merger” means the transaction announced on or about March 29, 2004, pursuant to which Tularik will become a wholly-owned subsidiary of Amgen in a stock-for-stock transaction.

4. “Individual Defendants” means David V. Goeddel, A. Grant Heidrick, III, Edward W. Holmes, Edward R. McCRacken, Steven L. McKnight and Craig A.P.D. Saxton.

5. “Amgen 2003 Offer” means the offer made by Amgen to Tularik in 2003 of between $9.00 and $11.00 per share of Tularik common stock.

6. “Communications” means any exchange of information by any means of transmission, including, but not limited to, face-to-face conversations, mail, electronic mail, telegram, overnight delivery, telephone, facsimile or telex.

7. “Concerning” means relating to, referring to, describing, evidencing, or constituting. Requests for documents concerning any subject matter include documents concerning communications regarding that subject matter.

8. “Documents” means documents whether fixed in tangible medium or electronically stored. The word “documents” shall include, by way of example and not by way of limitation, all of the following: papers, correspondence, trade letters, envelopes, memoranda, telegrams, cables, notes, messages, reports, studies, press releases, comparisons, books, accounts, checks, audio and video recordings and transcriptions thereof, pleadings, testimony, articles, bulletins, pamphlets, brochures, magazines, questionnaires, surveys, charts, newspapers, calendars, desk calendars, pocket calendars, lists, logs, publications, notices, diagrams, instructions, diaries, minutes of meetings, corporate minutes, orders, resolutions, agendas, memorials or notes of oral communications, whether by telephone or face-to-face, contracts, agreements, drafts of or proposed contracts or agreements, memoranda of understanding, letters of intent, computer tapes, computer drives or memories, computer diskettes or disks, e-mail, CD Roms, or any other tangible thing on which any handwriting, typing, printing, photostatic, electronic or other form of communication or information is recorded or reproduced together with all notations on any of the foregoing, all originals, file copies or other unique copies of the foregoing and all versions or drafts thereof, whether used or not.

9. “Tularik Financial Statements” includes, but is not limited to, balance sheets, statements of income, earnings, retained earnings, sources and applications of funds, cash flow projections, notes to each of such statements and any other notes which pertain to the past or present financial condition of Tularik, whether any of the foregoing is audited or unaudited, final, interim or pro forma, complete or partial, consolidated, yearly, monthly or otherwise.

10. “Successor Entity” means the business entity which will result from the consummation of the Buyout.

11. “Or” should be construed as disjunctive and conjunctive, and “any” and “all” as used herein shall include “each” and “every.”

12. “Person” means any natural person or any business, legal or governmental entity or association.

13. “Policy” means any rule, procedure, practice, or course of conduct, whether formal or informal, written or unwritten, recorded or unrecorded, which was recognized or followed, explicitly or implicitly.

14. “SEC” means the United States Securities and Exchange Commission.

15. The use of the singular form of any word includes the plural and vice versa; and the use of the masculine gender shall include the feminine and neuter genders.

INSTRUCTIONS

1. In producing documents and other materials, you are requested to furnish all documents or things in your possession, custody or control, regardless of whether such documents or materials are possessed directly by you or your directors, officers, partners, members, agents, employees, representatives, subsidiaries, managing agents, affiliates, investigators, or by your attorneys or their agents, employees, representatives or investigators.

2. If any requested document or thing cannot be produced in full, produce it to the extent possible, indicating which document, or portion of that document, is being withheld, and the reason that document is being withheld.

3. In producing documents, you arc requested to produce each document requested together with all non-identical copies and drafts of that document. If the original of any document cannot be located, a copy shall be provided in lieu thereof, and shall be legible and bound or stapled in the same manner as the original.

4. Documents shall be produced as they are kept in the usual course of business or organized and labeled to correspond to the categories in this Request.

5. All documents shall be produced in the file folder, envelope or other container in which the documents are kept or maintained by you. If, for any reason, the container cannot be produced, produce copies of all labels or other identifying marks.

6. Documents attached to each other should not be separated.

7. Documents not otherwise responsive to this Request shall be produced if such documents mention, discuss, refer to, or explain the documents which are called for by this discovery request, or if such documents are attached to documents called for by this discovery request and constitute routing slips, transmittal memoranda, or letters, comments, evaluations or similar materials.

8. If you claim the attorney-client privilege, or any other privilege or work-product protection for all or any portion of any document, that portion of the document need not be produced, but you shall provide the following information with respect to each such document:

a) date;

b) author(s) of the document and each and every other person who prepared or participated in the preparation of the document;

c) a description of its subject matter and physical size;

d) all addresses or recipients of the original or a copy thereof, together with the date or approximate date on which said recipients received said documents;

e) all other persons to whom the contents of the document have been disclosed, the date such disclosure took place, the means of such disclosure, the present location of the document and all copies thereof;

f) each and every person having custody or control of the document and all copies thereof; and

g) the nature of the privilege or other rule of law relied upon and any facts supporting your position.

9. Whenever a document is not produced in full or is produced in redacted form, so indicate on the document and state with particularity the reason or reasons it is not being produced in full and describe to the best of your knowledge, information and belief, and with as much particularity as possible, those portions of the document which are not being produced.

10. If a document responsive to these requests was at any time in defendants’ possession, custody or control but now is no longer available for production, as to each such documents state the following information:

(a) Whether the document is missing or lost;

(b) Whether it has been destroyed;

(c) Whether the document has been transferred or delivered to another person or entity and, if so, at whose request;

(d) Whether the documents has been otherwise disposed of; and

(e) A precise statement of the circumstances surrounding the disposition of the document and the date of the documents’ disposition.

RELEVANT TIME PERIOD

The Relevant Period, unless otherwise indicated, shall be from January 1, 2004, to the date of response, and shall include all documents and information which relate in whole or in part to such period, or to events or circumstances during such period, even though dated, prepared, generated or received prior or subsequent to that period.

DOCUMENTS REQUESTED

1. All documents concerning the Merger, including, without limitation, actual or proposed contracts, agreements or memoranda of understanding concerning the Merger.

2. All documents concerning communications, meetings or negotiations related to the Merger.

3. All documents concerning the amount of money, stock or other consideration to be paid to or received by the shareholders of Tularik in connection with the Merger, including, without limitation, all documents concerning the negotiation thereof.

4. All documents (including, but not limited to, any minutes, recordings, consents, agendas, summaries, memoranda, transcripts and notes) concerning any meeting or resolution of Tularik’s directors, officers, management or any committee, subcommittee or special committee thereof concerning the Merger.

5. All documents (including, but not limited to, any presentation, report or resolution) prepared for, distributed to or submitted to Tularik’s directors, officers, or management or any committee, subcommittee or special committee thereof related to the Merger.

6. All documents concerning communications or meetings between Tularik and any securities analyst, broker, consultant, investment bank, lender or other member of the financial community regarding the Merger.

7. All documents that were disseminated to or received from Tularik’s accountants, investment bankers, financial advisors or experts concerning the Merger.

8. All documents concerning any opinion from any investment banking firm, financial advisor or expert regarding the fairness of the Merger.

9. All documents concerning any presentations made by or on behalf of any investment banking institution, financial institution, financial advisor, appraiser, tax advisor or accountant to any defendant concerning the Merger.

10. All documents concerning any actual or proposed changes in the terms of the Merger or the right or option to terminate, amend or modify the terms of the Merger.

11. All documents concerning communications, negotiations, inquiries, bids, offers or potential offers, including but not limited to all correspondence, minutes and bankers’ presentation books, related to the 2003 Amgen Offer.

12. All documents concerning communications, negotiations, inquiries, bids, offers or potential offers received by Tularik other than the Merger.

13. All appraisals, analyses, reviews, or other documents concerning the value, market value or fair value of Tularik’s stock or any of the assets or businesses of Tularik made, received or reviewed by or on behalf of Tularik, Amgen, or any of their respective financial advisors, officers or directors.

14. All documents concerning Tularik’s budgets, forecasts, business plans or projections of revenues, assets, liabilities, capital, expenses, sales, inventories, gross margins, working capital, cash flow, profits, net profits, losses or earnings per share.

15. All documents concerning the Successor Entity’s budgets, forecasts, business plans or projections of revenues, assets, liabilities, capital, expenses, sales, inventories, gross margins, working capital, cash flow, profits, net profits, losses or earnings per share.

16. Tularik’s Financial Statements for the calendar or fiscal year ended in 2003, as well as any interim or quarterly financial statements for 2004.

17. Any documents concerning communications with the United States Federal Trade Commission, the United States Department of Justice, or any other government or regulating entity, relating to the Merger.

18. Any documents concerning Hart Scott-Rodino clearance or other regulatory clearance for the Merger.

19. All non-public documents concerning Tularik’s business and affairs transmitted to Amgen by Tularik or any representative of Tularik.

20. All documents concerning the proposed management structure of the Successor Entity.

21. All documents concerning any compensation received or to be received by any of the Individual Defendants from Tularik, Amgen or the Successor Entity, in connection with the Merger.

22. All documents concerning any employment agreement, consulting agreement, loan agreement, business arrangement, or other agreement or contract between any of the Individual Defendants and Amgen.

23. All documents concerning the expected ownership interests, if any, the Individual Defendants will have in the Successor Entity, upon consummation of the Merger.

24. All documents concerning any insurance policy obtained by or for the benefit of Tularik or the Individual Defendants which may provide full or partial coverage for any of the claims asserted in this litigation.

25. All documents concerning your document retention or destruction policy, including, but not limited to, any document retention or destruction policy with respect to electronic mail (E-mail) and computer disk film.

DATED: July 2, 2004	ROSMAN & GERMAIN LLP Daniel L. Germain SCHIFFRIN & BARROWAY, LLP Marc A. Topaz Patricia C. Weiser

	By:	/s/ Daniel L. Germain
Daniel L. Germain Attorneys for Plaintiff

PROOF OF SERVICE

STATE OF CALIFORNIA, COUNTY OF LOS ANGELES

I am employed in the County of Los Angeles, State of California. I am over the age of 18 and not a party to the within action; my business address is 815 Moraga Drive, Los Angeles, California 90049-1633.

On July 2, 2004, I served the foregoing document described as PLAINTIFF’S FIRST DEMAND FOR PRODUCTION OF DOCUMENTS TO DEFENDANT TULARIK, INC. on the interested parties in this action

☒	by placing true copies thereof enclosed in sealed envelopes addressed as stated on the attached mailing list.

☒	(BY MAIL) I am “readily familiar” with the firm’s practice of collection and processing correspondence for mailing. Under that practice it would be deposited with the U.S. postal service on that same day with postage thereon fully prepaid at Los Angeles, California in the ordinary course of business. I am aware that on motion of the party served, service is presumed invaild if postal cancellation date or postage meter date is more than one day after date of deposit for mailing in this affidavit.

☐	(BY PERSONAL SERVICE) I delivered such envelope by hand to the office of the addressee shown on the service list.

☐	(BY FACSIMILE) I caused the foregoing document to be served by facsimile transmission from facsimile machine number (310) 440-8615 to each interested party at the facsimile machine number shown on the service list. Each transmission was reported as complete and without error. A transmission report was properly issued by the sending facsimile machine for each interested party served.

☒	(STATE) I declare under penalty of perjury under the laws of the State of California that the foregoing is true and correct.

Executed on July 2, 2004 at Los Angeles, California.

/s/ Daniel L. Germain
Daniel L. Germain

MAILING LIST

Kahler v. Tularik, Inc. et al.,

Case No CIV438544

SCHIFFRIN & BARROWAY, LLP

Marc A. Topaz, Esq.

Gregory M. Castaldo, Esq.

Patricia C. Weiser, Esq.

Three Bala Plaza East, Suite 400

Bala Cynwyd, PA 19004

Fax: (610) 667-7056

WILSON SONSINI GOODRICH & ROSATI

Borris Feldman, Esq.

David J. Berger, Esq.

650 Page Mill Road

Palo Alto, CA 94304-1050

Fax: (650) 565-5100

LATHAM & WATKINS LLP

Peter H. Benzian, Esq.

Hugh Steven Wilson, Esq.

Kimberly A. Hicks, Esq.

600 West Broadway. Suite 1800

San Diego, CA 92101-3375

Fax: (619) 696-7419

ROSMAN & GERMAIN LLP

Daniel L. Germain (State Bar No. 143334)

815 Moraga Drive

Los Angeles, CA 90049-1633

Phone: (310) 440-8600

Fax: (310) 440-8615

SCHIFFRIN & BARROWAY, LLP

Marc A. Topaz

Gregory M. Castaldo

Patricia C. Weiser

Sandra G. Smith

Three Bala Plaza East, Suite 400

Bala Cynwyd, PA 19004

Phone: (610) 667-7706

Fax: (610) 667-7056

Attorneys for Plaintiff

SUPERIOR COURT OF THE STATE OF CALIFORNIA

FOR THE COUNTY OF SAN MATEO

MARY KAHLER,	)	CASE NO. CIV438544
)
Plaintiff,	)	PLAINTIFF’S FIRST DEMAND FOR
	)	PRODUCTION OF DOCUMENTS TO
vs.	)	DEFENDANT AMGEN, INC.
)
TULARIK, INC.; DAVID V. GOEDDEL; A.	)
GRANT HEIDRICK, III; EDWARD W.	)
HOLMES; EDWARD R. MCCRACKEN;	)
STEVEN L. MCKNIGHT; CRAIG A.P.D.	)
SAXTON; AND AMGEN, INC.	)
)
Defendants.	)
)
)

PROPOUNDING PARTY: Plaintiff Mary Kahler

RESPONDING PARTY: Amgen, Inc.

SET NO: One

Pursuant to California Code of Civil Procedure § 2031, Plaintiff Mary Kahler (“propounding party”) hereby demands that Defendant Amgen, Inc. (“responding party”) produce, and permit inspection and copying by counsel for propounding party, commencing at 10:00 a.m. on August 6, 2004, and continuing until completed, at the law offices of Rosman & Germain LLP, 815 Moraga Drive, Los Angeles, CA 90049, all of the following documents (as defined below) which are in the responding party’s actual or constructive possession, custody, or control, or which are in the possession, custody, or control of the responding party or her agents, employees, attorneys, accountants or representatives.

DEFINITIONS

1. “Tularik” means Tularik, Inc., its predecessors, successors, subsidiaries, divisions, affiliates, officers, directors or anyone acting or purporting to act on its behalf.

2. “Amgen” means Amgen, Inc., its predecessors, successors, subsidiaries, divisions, affiliates, officers, directors or anyone acting or purporting to act on its behalf.

3. The “Merger” means the transaction announced on or about March 29, 2004, pursuant to which Tularik will become a wholly-owned subsidiary of Amgen in a stock-for-stock transaction.

4. “Individual Defendants” means David V. Goeddel, A. Grant Heidrick, III, Edward W. Holmes, Edward R. McCRacken, Steven L. McKnight and Craig A.P.D. Saxton.

5. “Amgen 2003 Offer” means the offer made by Amgen to Tularik in 2003 of between $9.00 and $11.00 per share of Tularik common stock.

6. “Communications” means any exchange of information by any means of transmission, including, but not limited to, face-to-face conversations, mail, electronic mail, telegram, overnight delivery, telephone, facsimile or telex.

7. “Concerning” means relating to, referring to, describing, evidencing, or constituting. Requests for documents concerning any subject matter include documents concerning communications regarding that subject matter.

8. “Documents” means documents whether fixed in tangible medium or electronically stored. The word “documents” shall include, by way of example and not by way of limitation, all of the following: papers, correspondence, trade letters, envelopes, memoranda, telegrams, cables, notes, messages, reports, studies, press releases, comparisons, books, accounts, checks, audio and video recordings and transcriptions thereof, pleadings, testimony, articles, bulletins, pamphlets, brochures, magazines, questionnaires, surveys, charts, newspapers, calendars, desk calendars, pocket calendars, lists, logs, publications, notices, diagrams, instructions, diaries, minutes of meetings, corporate minutes, orders, resolutions, agendas, memorials or notes of oral communications, whether by telephone or face-to-face, contracts, agreements, drafts of or proposed contracts or agreements, memoranda of understanding, letters of intent, computer tapes, computer drives or memories, computer diskettes or disks, e-mail, CD Roms, or any other tangible thing on which any handwriting, typing, printing, photostatic, electronic or other form of communication or information is recorded or reproduced together with all notations on any of the foregoing, all originals, file copies or other unique copies of the foregoing and all versions or drafts thereof, whether used or not.

9. “Tularik Financial Statements” includes, but is not limited to, balance sheets, statements of income, earnings, retained earnings, sources and applications of funds, cash flow projections, notes to each of such statements and any other notes which pertain to the past or present financial condition of Tularik, whether any of the foregoing is audited or unaudited, final, interim or pro forma, complete or partial, consolidated, yearly, monthly or otherwise.

10. “Successor Entity” means the business entity which will result from the consummation of the Buyout.

11. “Or” should be construed as disjunctive and conjunctive, and “any” and “all” as used herein shall include “each” and “every.”

12. “Person” means any natural person or any business, legal or governmental entity or association.

13. “Policy” means any rule, procedure, practice, or course of conduct, whether formal or informal, written or unwritten, recorded or unrecorded, which was recognized or followed, explicitly or implicitly.

14. “SEC” means the United States Securities and Exchange Commission.

15. The use of the singular form of any word includes the plural and vice versa; and the use of the masculine gender shall include the feminine and neuter genders.

INSTRUCTIONS

1. In producing documents and other materials, you are requested to furnish all documents or things in your possession, custody or control, regardless of whether such documents or materials are possessed directly by you or your directors, officers, partners, members, agents, employees, representatives, subsidiaries, managing agents, affiliates, investigators, or by your attorneys or their agents, employees, representatives or investigators.

2. If any requested document or thing cannot be produced in full, produce it to the extent possible, indicating which document, or portion of that document, is being withheld, and the reason that document is being withheld.

3. In producing documents, you are requested to produce each document requested together with all non-identical copies and drafts of that document. If the original of any document cannot be located, a copy shall be provided in lieu thereof, and shall be legible and bound or stapled in the same manner as the original.

4. Documents shall be produced as they are kept in the usual course of business or organized and labeled to correspond to the categories in this Request.

5. All documents shall be produced in the file folder, envelope or other container in which the documents are kept or maintained by you. If, for any reason, the container cannot be produced, produce copies of all labels or other identifying marks.

6. Documents attached to each other should not be separated.

7. Documents not otherwise responsive to this Request shall be produced if such documents mention, discuss, refer to, or explain the documents which are called for by this discovery request, or if such documents are attached to documents called for by this discovery request and constitute routing slips, transmittal memoranda, or letters, comments, evaluations or similar materials.

8. If you claim the attorney-client privilege, or any other privilege or work-product protection for all or any portion of any document, that portion of the document need not be produced, but you shall provide the following information with respect to each such document:

a) date;

b) author(s) of the document and each and every other person who prepared or participated in the preparation of the document;

c) a description of its subject matter and physical size;

d) all addresses or recipients of the original or a copy thereof, together with the date or approximate date on which said recipients received said documents;

e) all other persons to whom the contents of the document have been disclosed, the date such disclosure took place, the means of such disclosure, the present location of the document and all copies thereof;

f) each and every person having custody or control of the document and all copies thereof; and

g) the nature of the privilege, or other rule of law relied upon and any facts supporting your position.

9. Whenever a document is not produced in full or is produced in redacted form, so indicate on the document and state with particularity the reason or reasons it is not being produced in full and describe to the best of your knowledge, information and belief, and with as much particularity as possible, those portions of the document which are not being produced.

10. If a document responsive to these requests was at any time in defendants’ possession, custody or control but now is no longer available for production, as to each such documents state the following information:

(a) Whether the document is missing or lost;

(b) Whether it has been destroyed;

(c) Whether the document has been transferred or delivered to another person or entity and, if so, at whose request;

(d) Whether the documents has been otherwise disposed of; and

(e) A precise statement of the circumstances surrounding the disposition of the document and the date of the documents’ disposition.

RELEVANT TIME PERIOD

The Relevant Period, unless otherwise indicated, shall be from January 1,2004, to the date of response, and shall include all documents and information which relate in whole or in part to such period, or to events or circumstances during such period, even though dated, prepared, generated or received prior or subsequent to that period.

DOCUMENTS REQUESTED

1. All documents concerning the Merger, including, without limitation, actual or proposed contracts, agreements or memoranda of understanding concerning the Merger.

2. All documents concerning communications, meetings or negotiations related to the Merger.

3. All documents concerning the amount of money, stock or other consideration to be paid to or received by the shareholders of Tularik in connection with the Merger, including, without limitation, all documents concerning the negotiation thereof.

4. All documents (including, but not limited to, any minutes, recordings, consents, agendas, summaries, memoranda, transcripts and notes) concerning any meeting or resolution of Tularik’s directors, officers, management or any committee, subcommittee or special committee thereof concerning the Merger.

5. All documents (including, but not limited to, any presentation, report or resolution) prepared for, distributed to or submitted to Tularik’s directors, officers, or management or any committee, subcommittee or special committee thereof related to the Merger.

6. All documents concerning communications or meetings between Tularik and any securities analyst, broker, consultant, investment bank, lender or other member of the financial community regarding the Merger.

7. All documents that were disseminated to or received from Tularik’s accountants, investment bankers, financial advisors or experts concerning the Merger.

8. All documents concerning any opinion from any investment banking firm, financial advisor or expert regarding the fairness of the Merger.

9. All documents concerning any presentations made by or on behalf of any investment banking institution, financial institution, financial advisor, appraiser, tax advisor or accountant to any defendant concerning the Merger.

10. All documents concerning any actual or proposed changes in the terms of the Merger or the right or option to terminate, amend or modify the terms of the Merger.

11. All documents concerning communications, negotiations, inquiries, bids, offers or potential offers, including but not limited to all correspondence, minutes and bankers’ presentation books, related to the 2003 Amgen Offer.

12. All documents concerning communications, negotiations, inquiries, bids, offers or potential offers received by Tularik other than the Merger.

13. All appraisals, analyses, reviews, or other documents concerning the value, market value or fair value of Tularik’s stock or any of the assets or businesses of Tularik made, received or reviewed by or on behalf of Tularik, Amgen, or any of their respective financial advisors, officers or directors.

14. All documents concerning Tularik’s budgets, forecasts, business plans or projections of revenues, assets, liabilities, capital, expenses, sales, inventories, gross margins, working capital, cash flow, profits, net profits, losses or earnings per share.

15. All documents concerning the Successor Entity’s budgets, forecasts, business plans or projections of revenues, assets, liabilities, capital, expenses, sales, inventories, gross margins, working capital, cash flow, profits, net profits, losses or earnings per share.

16. Tularik’s Financial Statements for the calendar or fiscal year ended in 2003, as well as any interim or quarterly financial statements for 2004.

17. Any documents concerning communications with the United States Federal Trade Commission, the United States Department of Justice, or any other government or regulating entity, relating to the Merger.

18. Any documents concerning Hart Scott-Rodino clearance or other regulatory clearance for the Merger.

19. All non-public documents concerning Tularik’s business and affairs transmitted to Amgen by Tularik or any representative of Tularik.

20. All documents concerning the proposed management structure of the Successor Entity.

21. All documents concerning any compensation received or to be received by any of the Individual Defendants from Tularik, Amgen, or the Successor Entity, in connection with the Merger.

22. All documents concerning any employment agreement, consulting agreement, loan agreement, business arrangement, or other agreement or contract between any of the Individual Defendants and Amgen.

23. All documents concerning the expected ownership interests, if any, the Individual Defendants will have in the Successor Entity, upon consummation of the Merger.

24. All documents concerning any insurance policy obtained by or for the benefit of Tularik or the Individual Defendants which may provide full or partial coverage for any of the claims asserted in this litigation.

25. All documents concerning your document retention or destruction policy, including, but not limited to, any document retention or destruction policy with respect to electronic mail (E-mail) and computer disk film.

DATED: July 2, 2004	ROSMAN & GERMAIN LLP Daniel L. Germain

SCHIFFRIN & BARROWAY, LLP Marc A. Topaz Patricia C. Weiser

	By:	/s/ Daniel L. Germain
Daniel L. Germain
Attorneys for Plaintiff

PROOF OF SERVICE

STATE OF CALIFORNIA, COUNTY OF LOS ANGELES

I am employed in the County of Los Angeles, State of California. I am over the age of 18 and not a party to the within action; my business address is 815 Moraga Drive, Los Angeles, California 90049-1633.

On July 2, 2004, I served the foregoing document described as PLAINTIFF’S FIRST DEMAND FOR PRODUCTION OF DOCUMENTS TO DEFENDANT AMGEN, INC. on the interested parties in this action

☒	by placing true copies thereof enclosed in sealed envelopes addressed as stated on the attached mailing list.

☒	(BY MAIL) I am “readily familiar” with the firm’s practice of collection and processing correspondence for mailing. Under that practice it would be deposited with the U.S. postal service on that same day with postage thereon fully prepaid at Los Angeles, California in the ordinary course of business. I am aware that on motion of the party served, service is presumed invalid if postal cancellation date or postage meter date is more than one day after date of deposit for mailing in this affidavit.

☐	(BY PERSONAL SERVICE) I delivered such envelope by hand to the office of the addressee shown on the service list.

☐	(BY FACSIMILE) I caused the foregoing document to be served by facsimile transmission from facsimile machine number (310) 440-8615 to each interested party at the facsimile machine number shown on the service list. Each transmission was reported as complete and without error. A transmission report was properly issued by the sending facsimile machine for each interested party served.

☒	(STATE) I declare under penalty of perjury under the laws of the State of California that the foregoing is true and correct.

Executed on July 2, 2004 at Los Angeles, California.

/s/ Daniel L. Germain
Daniel L. Germain

MAILING LIST

Kahler v. Tularik, Inc. et al.,

Case No CIV438544

SCHIFFRIN & BARROWAY, LLP

Marc A. Topaz, Esq.

Gregory M. Castaldo, Esq.

Patricia C. Weiser, Esq.

Three Bala Plaza East, Suite 400

Bala Cynwyd, PA 19004

Fax: (610) 667-7056

WILSON SONSINI GOODRICH & ROSATI

Borris Feldman, Esq.

David J. Berger, Esq.

650 Page Mill Road

Palo Alto, CA 94304-1050

Fax: (650) 565-5100

LATHAM & WATKINS LLP

Peter H. Benzian, Esq.

Hugh Steven Wilson, Esq.

Kimberly A. Hicks, Esq.

600 West Broadway, Suite 1800

San Diego, CA 92101-3375

Fax: (619) 696-7419